UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 14, 2004


                PARAMCO FINANCIAL GROUP, INC.
            -------------------------------------
   (Exact name of registrant as specified in its charter)






   Delaware                000-32495                 88-0441287
 ------------           ----------------           ---------------
(State or other       (Commission File No.)       (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation or
 organization)




     4610  So. Ulster Street, Suite  150,  Denver, Colorado 80237
   -----------------------------------------------------------------
             (Address of principal executive offices)




 Registrant's telephone number, including area code:   (720) 528-7303


                                N/A
                           --------------
   (Former  name or  former address, if changed since last report)






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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               None


          b.   Exhibits.

               99.21  Press Release by Paramco Finanical
                      Group, Inc., dated January 15, 2004,
                      disclosing plans for development of
                      its proprietary VoIP (Voice Over
                      Internet Protocol) Video Conferencing
                      system known as LoanFone..


























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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    January 14, 2004      PARAMCO FINANCIAL GROUP, INC.



                              /s/ Douglas G. Gregg
                              ------------------------
                              Douglas G. Gregg
                              Chairman of the Board and
                              Chief Executive Officer































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